UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22668

ETF Series Solutions
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Paul Fearday
ETF Series Solutions
615 East Michigan Street
Milwaukee, WI 53202
 (Name and address of agent for service)

(414)-765-5346
Registrant's telephone number, including area code

Date of fiscal year end: July 31

Date of reporting period:  July 31, 2018

Item 1. Reports to Stockholders.

Change Finance U.S. Large Cap
Fossil Fuel Free ETF

Annual Report
July 31, 2018

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Letter to Shareholders

Dear Shareholders,

We are thrilled to bring you our first-ever annual report. Thank you for your continued support of Change Finance through your investment in the Change Finance US Large Cap Fossil Fuel Free ETF (CHGX, the “Fund”). This report covers the period from CGHX’s inception on October 9, 2017 through our fiscal year-end on July 31, 2018 (the “Period”).

CHGX is built to track the Change Finance Diversified Impact US Large Cap Fossil Fuel Free Index (the “Index”). The Index is composed of common stock of 100 U.S. large cap companies. Unlike many other indices, the Index treats composite environment, social, and governance (ESG) scores as a floor to exclude companies with the worst behavior, before applying more than 50 additional screens that exclude companies from industries that are structurally bad for people (e.g. tobacco) and planet (e.g. fossil fuels). It then selects from the remaining candidates those that we believe have the most positive impact. This is a much more impactful approach than conventional screening because it recognizes that even the best ESG performers in some industries are still fundamentally harmful and that good performance on some ESG metrics should not mask bad performance on others.

Third-party analysis shows that we are among the cleanest funds on the market. As of 7/31/2018 Morningstar gives us a 5 Globe Sustainability Rating (the highest available) and as of 6/28/18, CHGX receives 5 of 5 fossil free badges from As You Sow’s Fossil Free Funds, indicating that it meets its objective to have no oil, gas, coal, or fossil-fired utility investments (see our 2018 Q2 performance report.)

We are also performing for you. CHGX has had positive performance for the Period, with market price rising 10.26% and NAV growing by 9.53%. The Index grew 10.16% in the same Period and the benchmark S&P 500 grew 12.34%. Shares outstanding rose to 200,000.

For the Period, the largest positive contributor to return was Adobe Systems (ADBE US), adding 0.54% to the return of the Fund, gaining 61.50% with an average weighting of 1.06%. The second largest contributor to return was Nike (NKE US), adding 0.42% to the return of the Fund, gaining 46.32% with an average weighting of 0.88%.  The third largest contributor to return was VF Corp. (VFC US), adding 0.42% to the return of the Fund, gaining 45.56% with an average weighting of 1.05%.

For the Period, the largest negative contributor to return was Symantec Corp. (SYMC US), detracting 0.46% from the return of the Fund, declining 37.47% with an average weighting of 0.95%. The security contributing second-most negatively was Celgene Corp. (CELG US), detracting 0.40% from the return of the Fund, and declining 35.31% with an average weighting of 0.93%. The third largest negative contributor to return was L Brands Inc. (LB US), detracting 0.23% from the return of the Fund, and declining 21.96% with an average weight of 0.39%.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Letter to Shareholders
(Continued)

Obviously companies have up periods and down ones. The nature of an ETF allows us to rebalance the fund periodically and we do so quarterly. We also review the Index methodology annually or more frequently if necessary with performance metrics and impact criteria in mind. But increasing numbers of studies show that companies that act responsibly to people and planet tended to outperform competitors who manage less conscientiously.1  For this reason, we believe that the principles underlying the choice of companies in CHGX should deliver superior performance over years.

To these fundamentals, CHGX adds the aspect of being truly fossil fuel free. This matters because, to avoid climate catastrophe, the world must shift as rapidly as possible away from the use of fossil fuels and into the use of renewable sources of power.2  Failure to do this risks a rapidly warming earth.3  If we are to protect a habitable earth, the role of fossil energy must stagnate and steadily decline.

Tony Seba, a Silicon Valley entrepreneur who teaches at Stanford, argues that, driven by fundamental economic forces, the world will be essentially entirely renewable by as soon as 20304. His book, Clean Disruption, and many videos detail his projections how solar is falling in cost, soon to be cheaper than pushing even free electricity through powerlines (he believes solar will represent half of California’s power by 20205); how battery storage is falling so much that already 5 million American businesses would save money by installing batteries to avoid peak charges; how electric cars are becoming increasingly attractive, and how autonomous electric cars will drop the cost of transportation by ten-fold, leading to a collapse of the oil industry.  Many analysts disagree: Bloomberg New Energy believes that renewable energy will only supply half of our energy by 2050.6  The U.S. Energy Information Agency, believes that fossil will still be the dominant source of world energy use well into the mid-century.7  The great physicist Neils Bohr said that predictions are risky, especially those about the future. But savvy investors would do well to begin tracking which of these forecasters they believe. A survey from January 2018 found Seba’s analysis hard to argue with.

We believe this is why, since 2016, clean energy companies have outperformed the fossils8 and that this trend, far from anomalous, is likely to accelerate. It is incumbent on investors to decide for themselves which prediction they believe, and invest accordingly. If Seba is correct, investment into fossil fuels is risky.

We remain focused on bringing you products that allow you to make the impact you care about, whether your focus is abating climate change, avoiding risk or just making better returns.

Gratefully,

The Change Finance Team

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Letter to Shareholders
(Continued)

Investing involves Risk. Principal loss is possible. The Fund may trade at a premium or discount to Net Asset Value (NAV). Shares of an ETF are bought and sold at market price (not at NAV) and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. The performance of the Fund may diverge from that of the Index. Because the Fund may employ a representative sampling strategy and may also invest in securities that are not included in the Index, the Fund may experience tracking error to a greater extent than funds that seek to replicate an index. The Fund is not actively managed and may be affected by a general decline in market segments related to the Index. Investments in Real Estate Investment Trusts (REITs) involve additional risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. The social, governance, and/or environmental policy of the Fund could cause it to make or avoid investment that could result in the portfolio underperforming similar funds that do not have such policies.

Must be preceded or accompanied by a prospectus.

One cannot invest directly in an index.

The Change Finance Diversified Impact U.S. Large Cap Fossil Fuel Free Index (the “Index”) uses an objective, rules-based methodology to measure the performance of an equal-weighted portfolio of approximately 100 large cap U.S.-listed companies that meet a diverse set of environmental, social, and governance (“ESG”) standards.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please see the schedule of investments in this report for a full list of Fund holdings.

The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

Change Finance, PBC is the adviser to the Change Finance Diversified Impact U.S. Large Cap Fossil Fuel Free ETF, which is distributed by Quasar Distributors, LLC. Effective April 18, 2018 the Fund’s name changed from the Change Finance Diversified Impact U.S. Large Cap Fossil Fuel Free ETF to the Change Finance U.S. Large Cap Fossil Fuel Free ETF.

The Morningstar Sustainability Rating™ is intended to measure how well the issuing companies of the securities within a fund’s portfolio holdings are managing their environmental, social, and governance, or ESG, risks and opportunities relative to the fund’s Morningstar Category peers.

The Morningstar Sustainability Rating calculation is a two-step process. First, each fund with at least 50% of assets covered by a company-level ESG score from Sustainalytics receives a Morningstar Portfolio Sustainability Score. The Morningstar Portfolio Sustainability Score is an asset-weighted average of normalized company-level ESG scores with deductions made for controversial incidents by the issuing companies, such as environmental accidents, fraud, or discriminatory behavior. The Portfolio Sustainability Score ranges between 0 to 100, with a higher score indicating that a fund has, on average, more of its assets invested in companies that score well after normalization and controversy-level deductions are applied.

The Morningstar Sustainability Rating (indicated by 1 to 5 globes) is then assigned to all scored funds within Morningstar Categories in which at least ten (10) funds receive a Portfolio Sustainability Score and is determined by each fund’s rank within the following distribution:

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Letter to Shareholders
(Continued)

•	5 Globes: High (highest 10%)

•	4 Globes: Above Average (next 22.5%)

•	3 Globes: Average (next 35%)

•	2 Globes: Below Average (next 22.5%)

•	1 Globe: Low (lowest 10%)

Morningstar updates its Sustainability Ratings monthly. The Portfolio Sustainability Score is calculated when Morningstar receives a new portfolio. Then, the Sustainability Rating is calculated one month and six business days after the reported as-of date of the most recent portfolio. As part of the evaluation process, Morningstar uses Sustainalytics’ ESG scores from the same month as the portfolio as-of date.

Fossil Free Funds gives each fund up to five badges. Each badge is associated with a category within the fossil fuel energy sector. To receive a badge for the category, the fund must have no investments in any company included in that category. The five categories are:

•
The Carbon Underground 200™: compiled and maintained by Fossil Free Indexes℠, identifies the top 100 coal and the top 100 oil and gas publicly-traded reserve holders globally, ranked by the potential carbon emissions content of their reported reserves.

•	Coal Industry: companies engaged in mining coal as designated by Morningstar, as well as the top 100 coal reserve holders from the Carbon Underground 200™.

•
Oil/gas Industry: companies from six Morningstar sub-categories: drilling, extraction and production, integrated, midstream, refining and marketing, and equipment and services. It also includes the top 100 oil/gas reserve holders from the Carbon Underground 200™.

•	The Macroclimate 50®: the 50 largest public-company owners of coal-fired power plants in Developed Markets plus China and India.

•
Fossil-Fired Utilities: companies from four Morningstar sub-categories: independent power producers, diversified, regulated electric, and regulated gas excluding companies in these categories that are engaged in 100% renewable operations, pure transmission, or otherwise don’t burn fossil fuels to generate power.

[1]	https://www.theguardian.com/environment/2015/apr/10/fossil-fuel-free-funds-out-performed-conventional-ones-analysis-shows
[2]	https://www.nature.com/news/three-years-to-safeguard-our-climate-1.22201
[3]	http://www.pnas.org/content/early/2018/07/31/1810141115
[4]	https://tonyseba.com/portfolio-item/clean-disruption-of-energy-transportation/
[5]	https://www.sfchronicle.com/business/article/California-may-reach-50-renewable-power-goal-by-12354313.php
[6]	https://about.bnef.com/new-energy-outlook/
[7]	https://www.eia.gov/outlooks/ieo/exec_summ.php
[8]	https://www.forbes.com/sites/mikescott/2018/02/26/clean-energy-pioneers-earn-double-the-returns-of-fossil-fuel-firms/#3fb054cb23d5

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Performance Summary

Growth of $10,000
(Unaudited)

Since
Total Returns	Inception
Period Ending July 31, 2018	(10/9/17)
Change Finance U.S. Large Cap
Fossil Fuel Free ETF – NAV	9.53%
Change Finance U.S. Large Cap
Fossil Fuel Free ETF – MKT	10.26%
Change Finance U.S. Large Cap
Fossil Fuel Free Index	10.16%
S&P 500 Index	12.34%

This chart illustrates the performance of a hypothetical $10,000 investment made on October 9, 2017 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Portfolio Allocation
As of July 31, 2018 (Unaudited)

Percentage of
Sector	Net Assets
Information Technology	31.6%
Financials	15.7
Consumer Discretionary	15.0
Health Care	14.9
Industrials	8.4
Consumer Staples	5.2
Real Estate	4.0
Telecommunication Services	2.1
Materials	2.0
Utilities	1.0
Other Assets in Excess of Liabilities	0.1
TOTAL	100.0%

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Schedule of Investments
July 31, 2018

Shares	Security Description	Value
	COMMON STOCKS – 99.9%

	Consumer Discretionary – 15.0%
59	AutoZone, Inc. (a)	$41,626
1,836	Discovery, Inc. – Series A (a)	48,800
1,386	Gap, Inc.	41,816
447	Hasbro, Inc.	44,526
1,145	L Brands, Inc.	36,262
196	Lear Corporation	35,305
280	Marriott International, Inc.	35,795
538	Omnicom Group, Inc.	37,031
237	PVH Corporation	36,384
1,059	Service Corporation International	41,672
685	Starbucks Corporation	35,887
956	Toll Brothers, Inc.	33,708
466	V.F. Corporation	42,905
1,432	Viacom, Inc. – Class B	41,599
794	Wyndham Destinations, Inc.	36,620
		589,936
	Consumer Staples – 5.2%
612	CVS Health Corporation	39,694
253	Estée Lauder Companies, Inc.	34,140
918	General Mills, Inc.	42,283
385	Kimberly-Clark Corporation	43,837
530	Procter & Gamble Company	42,866
		202,820
	Financials – 15.7%
404	Allstate Corporation	38,428
385	American Express Company	38,315
1,338	Bank of America Corporation	41,318
709	Bank of New York Mellon Corporation	37,910
73	BlackRock, Inc.	36,701
297	Chubb, Ltd.	41,498
483	Marsh & McLennan Companies, Inc.	40,263
822	MetLife, Inc.	37,598
222	Moody’s Corporation	37,989
775	Morgan Stanley	39,184
238	MSCI, Inc.	39,553
264	PNC Financial Services Group, Inc.	38,235
192	S&P Global, Inc.	38,484

The accompanying notes are an integral part of these financial statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Schedule of Investments
July 31, 2018 (Continued)

Shares	Security Description	Value
	COMMON STOCKS (Continued)

	Financials (Continued)
404	State Street Corporation	$35,677
320	T. Rowe Price Group, Inc.	38,106
294	Travelers Companies, Inc.	38,261
		617,520
	Health Care – 14.9%
614	Abbott Laboratories	40,242
220	Aetna, Inc.	41,446
171	Anthem, Inc.	43,262
175	Becton Dickinson and Company	43,814
129	Biogen, Inc. (a)	43,134
720	Bristol-Myers Squibb Company	42,301
481	Celgene Corporation (a)	43,333
445	Eli Lilly & Company	43,971
512	Express Scripts Holding Company (a)	40,684
316	Johnson & Johnson	41,876
438	Medtronic plc	39,521
635	Merck & Company, Inc.	41,827
182	Thermo Fisher Scientific, Inc.	42,684
157	UnitedHealth Group, Inc.	39,756
		587,851
	Industrials – 8.4%
208	Cintas Corporation	42,532
266	Cummins, Inc.	37,987
788	IHS Markit, Ltd. (a)	41,788
443	Ingersoll-Rand plc	43,640
1,126	Johnson Controls International plc	42,236
222	Parker-Hannifin Corporation	37,529
221	Rockwell Automation, Inc.	41,451
780	Rollins, Inc.	42,853
		330,016
	Information Technology – 31.6%
152	Adobe Systems, Inc. (a)	37,191
514	Akamai Technologies, Inc. (a)	38,684
180	Alliance Data Systems Corporation	40,478
575	Amdocs, Ltd.	38,859
203	Apple, Inc.	38,629
151	Arista Networks, Inc. (a)	38,615

The accompanying notes are an integral part of these financial statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Schedule of Investments
July 31, 2018 (Continued)

Shares	Security Description	Value
	COMMON STOCKS (Continued)

	Information Technology (Continued)
293	Autodesk, Inc. (a)	$37,633
291	Automatic Data Processing, Inc.	39,282
1,086	CA, Inc.	48,012
885	Cisco Systems, Inc.	37,427
358	Citrix Systems, Inc. (a)	39,369
502	Cognizant Technology Solutions Corporation –
	Class A	40,913
1,002	eBay, Inc. (a)	33,517
224	F5 Networks, Inc. (a)	38,389
202	Facebook, Inc. – Class A (a)	34,861
2,548	Hewlett Packard Enterprise Company	39,341
1,762	HP, Inc.	40,667
268	International Business Machines Corporation	38,841
188	Intuit, Inc.	38,397
199	Mastercard, Inc. – Class A	39,402
383	Microsoft Corporation	40,629
567	NetApp, Inc.	43,954
809	Oracle Corporation	38,573
293	salesforce.com, Inc. (a)	40,185
671	Seagate Technology plc	35,308
1,869	Symantec Corporation	37,791
429	Synopsys, Inc. (a)	38,365
444	Total System Services, Inc.	40,644
296	Visa, Inc. – Class A	40,475
282	VMware, Inc. – Class A (a)	40,774
453	Western Digital Corporation	31,778
289	Workday, Inc. – Class A (a)	35,842
		1,242,825
	Materials – 2.0%
265	Ecolab, Inc.	37,286
375	PPG Industries, Inc.	41,497
		78,783
	Real Estate – 4.0%
96	Equinix, Inc. (b)	42,171
587	Prologis, Inc. (b)	38,519
236	Simon Property Group, Inc. (b)	41,586
1,012	Weyerhaeuser Company (b)	34,590
		156,866

The accompanying notes are an integral part of these financial statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Schedule of Investments
July 31, 2018 (Continued)

Shares	Security Description	Value
	COMMON STOCKS (Continued)

	Telecommunication Services – 2.1%
2,125	CenturyLink, Inc.	$39,886
793	Verizon Communications, Inc.	40,951
		80,837
	Utilities – 1.0%
455	American Water Works Company, Inc.	40,154
	TOTAL COMMON STOCKS
	(Cost $3,808,558)	3,927,608
	TOTAL INVESTMENTS – 99.9%
	(Cost $3,808,558)	3,927,608
	Other Assets in Excess of Liabilities – 0.1%	3,961
	NET ASSETS – 100.0%	$3,931,569

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Real Estate Investment Trust (“REIT”)
	To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

The accompanying notes are an integral part of these financial statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Statement of Assets & Liabilities
July 31, 2018

ASSETS
Investments in securities, at value (Cost $3,808,558)	$3,927,608
Dividends receivable	4,202
Cash	1,389
Total assets	3,933,199

LIABILITIES
Management fees payable	1,630
Total liabilities	1,630

NET ASSETS	$3,931,569

Net Assets Consist of:
Paid-in capital	$3,851,698
Undistributed (accumulated)
net investment income (loss)	23,652
Accumulated net realized gain (loss) on investments	(62,831)
Net unrealized appreciation (depreciation)
on investments	119,050
Net assets	$3,931,569

Net Asset Value:
Net Assets	$3,931,569
Shares outstanding^	200,000
Net asset value, offering and redemption price per share	$19.66

^	No par value, unlimited number of shares authorized.

The accompanying notes are an integral part of these financial statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Statement of Operations
For the Period Ended July 31, 2018*

INCOME
Dividends	$50,077
Total investment income	50,077

EXPENSES
Management fees	18,089
Total expenses	18,089
Net investment income	31,988

REALIZED & UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	121,467
Change in unrealized appreciation (depreciation)
on investments	119,050
Net realized and unrealized
gain (loss) on investments	240,517
Net increase (decrease) in net
assets resulting from operations	$272,505

*	Fund commenced operations on October 9, 2017. The information presented is for the period from October 9, 2017 to July 31, 2018.

The accompanying notes are an integral part of these financial statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Statement of Changes in Net Assets

Period Ended
July 31, 2018*
OPERATIONS
Net investment income (loss)	$31,988
Net realized gain (loss) on investments	121,467
Change in unrealized appreciation
(depreciation) of investments	119,050
Net increase (decrease) in net
assets resulting from operations	272,505

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(8,336)
Total distributions to shareholders	(8,336)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	5,619,740
Payments for shares redeemed	(1,952,340)
Net increase (decrease) in net assets derived
from capital share transactions (a)	3,667,400
Net increase (decrease) in net assets	$3,931,569

NET ASSETS
Beginning of period	$—
End of period	$3,931,569
Undistributed (accumulated)
net investment income (loss)	$23,652

(a) A summary of capital shares transactions is as follows

Period Ended
July 31, 2018*
Shares
Subscriptions	300,000
Redemptions	(100,000)
Net increase (decrease)	200,000

*	Fund commenced operations on October 9, 2017. The information presented is for the period from October 9, 2017 to July 31, 2018.

The accompanying notes are an integral part of these financial statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Financial Highlights
For a capital share outstanding throughout the period

	Period Ended
	July 31, 2018(1)
Net asset value, beginning of period	$18.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(2)	0.17
Net realized and unrealized
gain (loss) on investments	1.55
Total from investment operations	1.72

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from:
Net investment income	(0.06)
Total distributions	(0.06)
Net asset value, end of period	$19.66

Total return	9.53	%(3)

SUPPLEMENTAL DATA:
Net assets at end of period (000’s)	$3,932

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.64	%(4)(5)
Net investment income (loss) to average net assets	1.14	%(4)
Portfolio turnover rate(6)	70	%(3)

(1)	Commencement of operations on October 9, 2017.
(2)	Calculated based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	Effective April 13, 2018, the adviser reduced its management fee from 0.75% to 0.49%.
(6)	Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Notes to Financial Statements
July 31, 2018

NOTE 1 – ORGANIZATION

Change Finance U.S. Large Cap Fossil Fuel Free ETF (the “Fund”) is a diversified series of ETF Series Solutions (“ESS” or the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on February 9, 2012. The Trust is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of the Fund is to track the performance, before fees and expenses, of the Change Finance U.S. Large Cap Fossil Fuel Free Index (the “Index”). The Fund commenced operations on October 9, 2017. Effective April 18, 2018 the Fund changed its name from “Change Finance Diversified Impact U.S. Large Cap Fossil Fuel Free ETF” to “Change Finance U.S. Large Cap Fossil Fuel Free ETF.”

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with the United States of America generally accepted accounting principles (“U.S. GAAP”).

A.
Security Valuation. All equity securities, including domestic and foreign common stocks, preferred stocks and exchange traded funds that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market Exchange® (collectively, “Nasdaq”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Investments in mutual funds, including money market funds, are valued at their net asset value (“NAV”) per share.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Notes to Financial Statements
July 31, 2018 (Continued)

Short-term securities that have maturities of less than 60 days at the time of purchase are valued at amortized cost, which, when combined with accrued interest, approximates fair value.

Securities for which quotations are not readily available are valued at their respective fair values in accordance with pricing procedures adopted by the Fund’s Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of fair value pricing by the Fund may cause the NAV of the shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Notes to Financial Statements
July 31, 2018 (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of July 31, 2018:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$3,927,608	$—	$—	$3,927,608
Total Investments
in Securities	$3,927,608	$—	$—	$3,927,608

^ See Schedule of Investments for breakout of investments by sector classification.

Transfers between levels are recognized at the end of the reporting period. During the period ended July 31, 2018, the Fund did not recognize any transfers to or from Levels 1, 2, or 3.

B.
Federal Income Taxes.  The Fund’s policy is to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders. Therefore, no federal income tax provision is required. The Fund plans to file U.S. Federal and various state and local tax returns.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the period ended July 31, 2018, the Fund did not incur any interest or penalties.

C.	Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Notes to Financial Statements
July 31, 2018 (Continued)

and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

Distributions received from investments in real estate investment trusts (“REIT”) may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, the Fund must use estimates in reporting the character of its income and distributions for financial statement purposes. The actual character of distributions to the Fund’s shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Fund’s shareholders may represent a return of capital.

D.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities are declared and paid by the Fund on an annual basis. Distributions are recorded on the ex-dividend date.

E.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.
Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of outstanding shares of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for creation units of the Fund is equal to the Fund’s NAV per share.

G.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Notes to Financial Statements
July 31, 2018 (Continued)

yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

H.
Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share.

The permanent differences primarily relate to redemptions in-kind. For the period ended July 31, 2018, the following table shows the reclassifications made:

Undistributed	Accumulated
Net Investment	Net Realized	Paid-In
Income/(Loss)	Gain/(Loss)	Capital
$ —	$(184,298)	$184,298

During the period ended July 31, 2018, the Fund realized $184,298 in net capital gains resulting from in-kind redemptions in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Because gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains/(losses) to paid-in capital.

I.
Subsequent Events. In preparing these financial statements, Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions that occurred during the period subsequent to July 31, 2018, that materially impacted the amounts or disclosures in the Fund’s financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Change Finance, PBC (the “Adviser”) serves as the investment adviser to the Fund. Pursuant to the Investment Advisory Agreement (“Advisory Agreement”), between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser is responsible for arranging, in consultation with Vident Investment Advisory, LLC (the “Sub-Adviser”), transfer agency, custody, fund administration and accounting, and other related services necessary for the Fund to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund, except for: the fee paid to the Adviser

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Notes to Financial Statements
July 31, 2018 (Continued)

pursuant to the Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses. For services provided to the Fund, the Fund pays the Adviser at an annual rate of 0.49% based on the Fund’s average daily net assets. Effective April 13, 2018 the Fund reduced its management fee from 0.75% to 0.49%.

U.S. Bancorp Fund Services, LLC (“USBFS” or “Administrator”) acts as the Fund’s Administrator and, in that capacity, performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s Custodian, transfer agent, and fund accountant. USBFS also serves as the transfer agent and fund accountant to the Fund. U.S. Bank N.A. (the “Custodian”), an affiliate of USBFS, serves as the Fund’s Custodian.

Quasar Distributors, LLC, (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

A Trustee and all officers of the Trust are affiliated with the Administrator, Distributor, and Custodian.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

During the period ended July 31, 2018, purchases and sales of securities by the Fund, excluding short-term securities and in-kind transactions, were $2,456,895 and $2,686,115 respectively.

During the period ended July 31, 2018, there were no purchases or sales of U.S. Government securities.

During the period ended July 31, 2018, in-kind transactions associated with creations were $5,580,290 and $1,639,418 with redemptions.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Notes to Financial Statements
July 31, 2018 (Continued)

NOTE 5 – INCOME TAX INFORMATION

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at July 31, 2018 were as follows:

Tax cost of investments	$3,837,947
Gross tax unrealized appreciation	245,437
Gross tax unrealized depreciation	(155,776)
Total unrealized appreciation/(depreciation)	89,661
Undistributed ordinary income	23,652
Undistributed long-term capital gains	—
Total distributable earnings	23,652
Other accumulated gain (loss)	(33,442)
Total accumulated gain (loss)	$79,871

The difference between the cost basis for financial statement and federal income tax purposes is due primarily to timing differences in recognizing wash sales.

As of July 31, 2018, the Fund had a short-term capital loss carryforward of $33,442. These amounts do not have an expiration date.

The tax character of distributions paid by the Fund during the period ended July 31, 2018 was as follows:

Ordinary Income
$8,336

NOTE 6 – SHARE TRANSACTIONS

Shares of the Fund are listed and trade on the New York Stock Exchange Arca, Inc. (“NYSE Arca”). Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Notes to Financial Statements
July 31, 2018 (Continued)

Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $250, payable to the Custodian. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Fund for the transaction costs associated with the cash transactions. Variable fees received by the Fund, if any, are displayed in the capital shares transactions section of the Statement of Changes in Net Assets. There were no variable fees received during the period. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. Shares of the Fund have equal rights and privileges.

NOTE 7 – PRINCIPAL RISK

Sector Risk. To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Report of Independent Registered Public Accounting Firm

To the Shareholders of Change Finance U.S. Large Cap Fossil Fuel Free ETF and Board of Trustees of ETF Series Solutions

Opinion on the Financial Statements

We have audited the accompanying statement of assets & liabilities, including the schedule of investments, of Change Finance U.S. Large Cap Fossil Fuel Free ETF (the “Fund”), a series of ETF Series Solutions, as of July 31, 2018, and the related statements of operations and changes in net assets, and the financial highlights for the period October 9, 2017 (commencement of operations) through July 31, 2018, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations, the changes in its net assets, and the financial highlights for the period October 9, 2017 (commencement of operations) through July 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit includes performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of July 31, 2018, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2017.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
September 26, 2018

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Trustees and Officers
(Unaudited)

Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o USBFS, 615 E. Michigan Street, Milwaukee, WI 53202.

Other
				Number of	Director-
		Term of		Portfolios	ships
		Office and	Principal	in Fund	Held by
Name	Position	Length of	Occupation(s)	Complex	Trustee
and Year	Held with	Time	During Past	Overseen	During Past
of Birth	the Trust	Served	5 Years	by Trustee	5 Years
Independent Trustees

Leonard M.	Lead	Indefinite	Retired; formerly	38	Independent
Rush, CPA	Independent	term;	Chief Financial		Trustee,
Born: 1946	Trustee	since 2012	Officer, Robert W.		Managed
	and Audit		Baird & Co.		Portfolio Series
	Committee		Incorporated		(36 portfolios);
	Chairman		(wealth management		Director,
			firm) (2000–2011).		Anchor
Bancorp
Wisconsin, Inc.
(2011–2013).

David A.	Trustee	Indefinite	Co-Founder,	38	Independent
Massart		term;	President, and		Trustee,
Born: 1967		since 2012	Chief Investment		Managed
			Strategist, Next		Portfolio Series
			Generation Wealth		(36 portfolios).
Management,
Inc. (since 2005).

Janet D. Olsen	Trustee	Indefinite	Retired; formerly	38	Independent
Born: 1956		term;	Managing Director		Trustee,
		since 2018	and General Counsel,		PPM Funds
			Artisan Partners		(since 2018).
Limited Partnership
(investment adviser)
(2000–2013);
Executive Vice
President and General
Counsel, Artisan
Partners Asset
Management Inc.
(2012–2013);
Vice President and
General Counsel,
Artisan Funds, Inc.
(investment company)
(2001–2012).

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Trustees and Officers
(Unaudited) (Continued)

Other
				Number of	Director-
		Term of		Portfolios	ships
		Office and	Principal	in Fund	Held by
Name	Position	Length of	Occupation(s)	Complex	Trustee
and Year	Held with	Time	During Past	Overseen	During Past
of Birth	the Trust	Served	5 Years	by Trustee	5 Years
Interested Trustee

Michael A.	Trustee	Indefinite	Senior Vice
Castino	and	term;	President, USBFS	38	None
Born: 1967	Chairman	Trustee	(since 2013);
		since 2014;	Managing Director
		Chairman	of Index Services,
		since 2013	Zacks Investment
Management
(2011–2013).

The officers of the Trust conduct and supervise its daily business.  The address of each officer of the Trust is c/o USBFS, 615 E. Michigan Street, Milwaukee, WI 53202. Additional information about the Trust’s officers is as follows:

Term of
Office and
Name	Position(s)	Length of
and Year	Held with	Time	Principal Occupation(s)
of Birth	the Trust	Served	During Past 5 Years
Principal Officers of the Trust

Paul R.	President	Indefinite	Senior Vice President, U.S. Bancorp Fund
Fearday, CPA	and	term;	Services, LLC (since 2008); Manager,
Born: 1979	Assistant	President	PricewaterhouseCoopers LLP
	Treasurer	and	(accounting firm) (2002–2008).
Assistant
Treasurer
since 2014
(other roles
since 2013)

Michael D.	Vice	Indefinite	Vice President, USBFS (since 2012);
Barolsky, Esq.	President	term;	Associate, Thompson Hine LLP (law firm)
Born: 1981	and	since 2014	(2008–2012).
	Secretary	(other roles
since 2013)

James R. Butz	Chief	Indefinite	Senior Vice President, USBFS (since 2015);
Born: 1982	Compliance	term;	Vice President, USBFS (2014–2015);
	Officer	since 2015	Assistant Vice President, USBFS (2011–2014).

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Trustees and Officers
(Unaudited) (Continued)

Term of
Office and
Name	Position(s)	Length of
and Year	Held with	Time	Principal Occupation(s)
of Birth	the Trust	Served	During Past 5 Years
Kristen M.	Treasurer	Indefinite	Vice President, USBFS (since 2015);
Weitzel, CPA		term;	Assistant Vice President,
Born: 1977		since 2014	USBFS (2011–2015); Manager,
		(other roles	PricewaterhouseCoopers LLP
		since 2013)	(accounting firm) (2005–2011).

Brett M.	Assistant	Indefinite	Vice President, USBFS (since 2017);
Wickmann	Treasurer	term;	Assistant Vice President, USBFS
Born: 1982		since 2017	(2012–2017); USBFS (2005–2012).

Elizabeth A.	Assistant	Indefinite	Assistant Vice President (since 2016);
Winske	Treasurer	term;	Officer USBFS (since 2008).
Born: 1983		since 2017

The Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request, by calling toll free at (800)-617-0004, or accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.changefinanceetf.com.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Expense Example
For the Six-Months Ended July 31, 2018 (Unaudited)

As a shareholder of Change Finance U.S. Fossil Fuel Free ETF (the “Fund”) you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2018 – July 31, 2018).

Actual Expenses
The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Expense Example
For the Six-Months Ended July 31, 2018 (Unaudited) (Continued)

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	February 1, 2018	July 31, 2018	the Period(2)
Actual(1)	$1,000.00	$ 993.90	$2.92
Hypothetical (5% annual	$1,000.00	$1,021.87	$2.96
return before expenses)

(1)	The expense ratio was 0.75% from October 9, 2017 to April 12, 2018 and was subsequently reduced to 0.49% from April 13, 2018 through the end of the period, July 31, 2018.
(2)
The dollar amounts shown as expenses paid during the period are equal to the annualized period expense ratio, 0.59%, multiplied by the average value during the period, multiplied by the number of days in the most recent period, 181 days, and divided by the number of days in the most recent twelve-month period, 365 days.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Federal Tax Information
(Unaudited)

For the fiscal year ended July 31, 2018, certain dividends paid by the Fund may be subject to the maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100%.

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended July 31, 2018 was 100%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 0.00%.

Information About Portfolio Holdings
(Unaudited)

The Fund files its complete schedules of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (800) 617-0004.  Furthermore, you may obtain the Form N-Q on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are posted on its website at www.changefinanceetf.com daily.

Information About Proxy Voting
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the SAI.  The SAI is available without charge, upon request, by calling toll-free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.changefinanceetf.com.

Information regarding how the Fund voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free at (800) 617-0004 or by accessing the SEC’s website at www.sec.gov.

Frequency Distribution Of Premiums And Discounts
(Unaudited)

Information regarding how often shares of the Fund trade on the exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available without charge, on the Fund’s website at www.changefinanceetf.com.

Adviser and Index Provider
Change Finance, PBC
705 Grand View Drive
Alexandria, Virginia 22305

Sub-Adviser
Vident Investment Advisory, LLC
300 Colonial Center Parkway, Suite 330
Roswell, Georgia 30076

Distributor
Quasar Distributors, LLC
777 E. Wisconsin Ave, 6th Floor
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

 Change Finance U.S. Large Cap Fossil Fuel Free ETF
Symbol – CHGX
CUSIP – 26922A560

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.
A copy of the registrant’s Code of Ethics is incorporated by reference.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Leonard Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 7/31/2018
Audit Fees	$14,500
Audit-Related Fees	N/A
Tax Fees	$3,000
All Other Fees	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 7/31/2018
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 7/31/2018
Registrant	N/A
Registrant’s Investment Adviser	N/A

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act.  The independent members of the committee are as follows: Leonard M. Rush, David A. Massart, and Janet D. Olsen.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees

Item 11. Controls and Procedures.

(a)
The Registrant’s President (principal executive officer) and Assistant Treasurer (acting principal financial officer) have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. “Filed herewith”

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  ETF Series Solutions

By (Signature and Title)*   /s/ Paul R. Fearday
Paul Fearday, President (principal executive officer)

Date     9/28/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Paul R. Fearday
Paul Fearday, President (principal executive officer)

Date     9/28/18

By (Signature and Title)*   /s/ Elizabeth Winske
Elizabeth Winske, Assistant Treasurer (acting principal financial officer)

Date     9/28/18